Vision U.S. Government Securities Fund Vision New York Municipal Income Fund Vision Growth & Income Fund Vision Capital Appreciation Fund Vision Equity Income Fund (Portfolios of Vision Group of Funds, Inc.)

Supplement to Combined Prospectus dated August 31, 1998

1. Effective June 1, 1999, all shares of VISION U.S. GOVERNMENT SECURITIES FUND, VISION NEW YORK MUNICIPAL INCOME FUND, VISION GROWTH & INCOME FUND, VISION CAPITAL APPRECIATION FUND, and VISION EQUITY INCOME FUND were redesignated as Class A Shares.

2. The Vision Group of Funds, Inc. has added a new portfolio, the VISION LARGE CAP GROWTH FUND. Although this fund was declared effective by the Securities and Exchange Commission on June 1, 1999, it is not yet available to the public for investment.

3. Clarifications have been made to the VISION GROWTH & INCOME FUND to reflect its percentage emphasis on mid-cap stocks that are undervalued. Accordingly, please delete the first sentence in paragraph three under the VISION GROWTH & INCOME FUND'S "Investment Policies" section on page 11 of the prospectus and replace with the following:

        "In selecting investments, the Adviser intends to invest at least 65% of the Fund's total assets in mid-size (mid-cap) companies that are regarded as "undervalued." It is anticipated that the Fund's portfolio companies will have an average weighted market capitalization of $1 billion to $10 billion at the time of investment, which could be considered the mid-capitalization sector of the market."

     In addition, please delete the following from paragraph five under the VISION GROWTH & INCOME FUND'S "Investment Policies" section on page 11 of the prospectus:

        "Although the Adviser may focus on a "value" approach in selecting investments, the Adviser may also invest in growth stocks because they can offer greater potential for price appreciation than value stocks due to favorable market conditions or new products and services."

4. Clarifications have been made to the VISION CAPITAL APPRECIATION FUND to reflect its percentage emphasis on mid-cap stocks that offer growth opportunities. Accordingly, please revise the last sentence in paragraph one under the VISION CAPITAL APPRECIATION FUND'S "Investment Policies" section on page 12 of the prospectus to read as follows:

        "The Adviser, may, however, select for purchase common stocks of well-known companies with individual market capitalizations of over $10 billion, as well as companies that have individual market capitalizations as low as $250 million, if it believes such common stocks offer particular opportunities for long-term capital appreciation (growth). At least 65% of the Fund's total assets will be in mid-capitalization securities that are regarded as having growth opportunities."

5. Please add the following as the sixth bullet point under the VISION CAPITAL APPRECIATION FUND'S "Acceptable Investments" section on page 12 of the prospectus:

        "o asset backed securities."

6. Clarifications have been made to the VISION EQUITY INCOME FUND to reflect its emphasis on stocks that are undervalued. Accordingly, please revise the third sentence in paragraph two under the VISION EQUITY INCOME FUND'S "Investment Policies" section on page 13 of the prospectus to read as follows:

        "In selecting investments, the Adviser intends to invest at least 65% of the Fund's total assets in large capitalization ("large-cap") companies that are regarded as "undervalued." Large cap companies are those companies with a market capitalization of at least $10 billion or more at the time of investment."

7. Effective June 1999, John J. Clark, III became the sole portfolio manager of the VISION CAPITAL APPRECIATION FUND. Mr. Clark joined M&T Bank as Vice President and Senior Portfolio Manager of M&T Capital Advisors Group in April 1998. Most of his 16-plus years of investment experience took place at Cornell University where he was part of the in-house investment organization where he helped to manage the University's endowment. Immediately prior to joining M&T Bank, Mr. Clark was with Marine Midland Bank as a Senior Portfolio Manager from 1994 to April 1998. Mr. Clark obtained his B.S. from Cornell University and M.B.A. from Virginia Commonwealth University and is also a Chartered Financial Analyst.

                                                                   June 29, 1999

Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA  15222-3779

92830F406
92830F505
92830F604

92830F703                            Manufacturers and Traders Trust Company
92830F802                            Investment Adviser
G00996-07 (6/99)                     A subsidiary of M&T Bank Corporation

Vision Capital Appreciation Fund
(A Portfolio of Vision Group of Funds, Inc.)

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Supplement to Combined Class A Shares Prospectus dated June 1, 1999

1. Effective June 1999, John J. Clark, III became the sole portfolio manager of the VISION CAPITAL APPRECIATION FUND. Mr. Clark joined M&T Bank as Vice President and Senior Portfolio Manager of M&T Capital Advisors Group in April 1998. Most of his 16-plus years of investment experience took place at Cornell University where he was part of the in-house investment organization where he helped to manage the University's endowment. Immediately prior to joining M&T Bank, Mr. Clark was with Marine Midland Bank as a Senior Portfolio Manager from 1994 to April 1998. Mr. Clark obtained his B.S. from Cornell University and M.B.A. from Virginia Commonwealth University and is also a Chartered Financial Analyst.

2.   Please add the  following as the fourth  bullet point to the VISION  EQUITY
     INCOME  FUND'S  "Acceptable   Investments"   section  on  page  14  of  the
     prospectus:

        "o domestic issues of corporate debt obligations (including convertible bonds and debentures) rated, at the time of purchase, investment grade by an NRSRO (e.g., Baa or higher by Moody's, or BBB or higher by S&P or Fitch) or, if unrated, of comparable quality as determined by the Adviser."

                                                                   June 29, 1999

Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA  15222-3779

                                   Manufacturers and Traders Trust Company

92830F703                          Investment Adviser
G00996-08 (6/99)                   A subsidiary of M&T Bank Corporation